UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 2, 2004
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                Date of Report (Date of earliest event reported)


                                 ORAGENICS, INC.

             (Exact name of registrant as specified in its charter)


            Florida                     333-100568              59-3410522
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 (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)


                              12085 Research Drive
                             Alachua, Florida 32615
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           (Address of principal executive offices including zip code)


                                 (386) 418-4018
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               Registrant's telephone number, including area code

                                      None
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         (Former name or former address, if changed since last report.)



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ITEM 7. FINANCIAL INFORMATION AND EXHIBITS


                 Exhibit No.          Description
                 -----------          -----------

                 99.1                 Press Release


ITEM 9. REGULATION FD DISCLOSURE

         Oragenics, Inc. announces today the hiring of Dr. Eric Chojnicki as Vice President of Product Development.

                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 2nd day of February, 2004.

                              ORAGENICS, INC.
                              (Registrant)

                              BY: /s/ Mento A. Soponis
                                  ----------------------------------------
                                  Mento A. Soponis
                                  President, Principal Executive Officer
                                  and a member  of the Board of Directors.